EXHIBIT 24


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of InfraCorps Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint James B. Quarles and Warren E. Beam, Jr., and each of them (with full power to each of them to act alone), his true and lawful Attorneys in Fact and Agents for him and on his behalf and in his name, place and stead in any and all capacities and particularly as an officer and/or director of the Company to sign, execute and affix his seal thereto and file the document referred to below:

                     Annual Report for the period from April 1, 1998 to March 31, 1999 on Form 10-K, and any amendments thereto, together with any exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission and all other appropriate regulatory authorities;

granting unto said Attorneys and each of them full power and authority to do and perform every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as he himself might or could do if personally present, hereby ratifying and confirming all that said Attorneys in Fact and Agents or each of them may lawfully do or cause to be done by virtue hereof.

           WITNESS the signatures and seals of the undersigned this 20th day of May, 1999.



                                              /s/ James B. Quarles     (SEAL)
                                              -------------------------------
                                              James B. Quarles

                                              /s/ Navin D. Sheth       (SEAL)
                                              -------------------------------
                                              Navin D. Sheth

                                              /s/ Warren E. Beam, Jr   (SEAL)
                                              -------------------------------
                                              Warren E. Beam, Jr.

                                              /s/ Coleman S. Lyttle    (SEAL)
                                              -------------------------------
                                              Coleman S. Lyttle

                                              /s/ Terence R. Dellecker (SEAL)
                                              -------------------------------
                                              Terence R. Dellecker

                                              /s/ John R. Potter       (SEAL)
                                              -------------------------------
                                              John R. Potter

                                              /s/ Allen Kahn           (SEAL)
                                              -------------------------------
                                              Allen Kahn

                                              /s/ James G. Zumwalt     (SEAL)
                                              ------------------------------
                                              James G. Zumwalt

STATE OF VIRGINIA                                   )
                                                    )          to-wit:
COUNTY OF Chesterfield                              )


I, Trayce L. Pearman, a Notary Public in and for the County of Chesterfield, in the State of Virginia, do hereby certify that:


           James B. Quarles
           Navin D. Sheth
           Warren E. Beam, Jr.


whose names are signed to the foregoing writing bearing date the 20th day of May, 1999, this day personally appeared before me and acknowledged the same in my City/County and State aforesaid.

           GIVEN under my hand and seal this 20th day of May, 1999.




                                                        /s/ Trayce L. Pearman
                                                        ---------------------
                                                        Notary Public




My Commission Expires:


September 30, 2001


(SEAL)

STATE OF VIRGINIA                                   )
                                                    )          to-wit:
CITY OF RICHMOND                                    )


I, Jeanna Mitchell, a Notary Public in and for the City of Richmond, in the State of Virginia, do hereby certify that:


           Coleman S. Lyttle


whose names are signed to the foregoing writing bearing date the 26th day of May, 1999, this day personally appeared before me and acknowledged the same in my City/County and State aforesaid.

           GIVEN under my hand and seal this 26th day of May, 1999.




                                                        /s/ Jeanna Mitchell
                                                        ----------------------
                                                         Notary Public




My Commission Expires:


October 31, 2000


(SEAL)

STATE OF NEW YORK                                   )
                                                    )          to-wit:
COUNTY OF NEW YORK                                  )


I, Mary Ann Trilli, a Notary Public in and for the County of New York, in the State of New York, do hereby certify that:


           Terence R. Dellecker


whose names are signed to the foregoing writing bearing date the 2nd day of June, 1999, this day personally appeared before me and acknowledged the same in my City/County and State aforesaid.

           GIVEN under my hand and seal this 2nd day of June, 1999.




                                                           /s/ Mary Ann Trilli
                                                           -------------------
                                                           Notary Public




My Commission Expires:


May 31, 2001


(SEAL)

STATE OF WASHINGTON                       )
                                          )          to-wit:
CITY/COUNTY OF SEATTLE/KING               )


I, Jeff Durgan, a Notary Public in and for the City/County of Seattle/King in the State of Washington, do hereby certify that:


           John R. Potter


whose names are signed to the foregoing writing bearing date the 21st day of May, 1999, this day personally appeared before me and acknowledged the same in my City/County and State aforesaid.

           GIVEN under my hand and seal this 21st day of May, 1999.




                                                             /s/ Jeff Durgan
                                                             ------------------
                                                             Notary Public




My Commission Expires:


July 1, 2000


(SEAL)

STATE OF ILLINOIS                                   )
                                                    )          to-wit:
COUNTY OF COOK                                      )


I, Lisa Ortiz, a Notary Public in and for the County of Cook, in the State of Illinois, do hereby certify that:


           Allen Kahn


whose names are signed to the foregoing writing bearing date the 21st day of May, 1999, this day personally appeared before me and acknowledged the same in my City/County and State aforesaid.

           GIVEN under my hand and seal this 21st day of May, 1999.




                                                              /s/ Lisa Ortiz
                                                              ------------------
                                                              Notary Public




My Commission Expires:


October 19, 2002


(SEAL)

STATE OF VIRGINIA                                   )
                                                    )          to-wit:
CITY OF FAIRFAX                                     )


I, Tom Wiltshire, a Notary Public in and for the City of Fairfax, in the State of Virginia, do hereby certify that:


           James G. Zumwalt


whose names are signed to the foregoing writing bearing date the 8th day of June, 1999, this day personally appeared before me and acknowledged the same in my City/County and State aforesaid.

           GIVEN under my hand and seal this 8th day of June, 1999.




                                                           /s/ Tom Wiltshire
                                                           ---------------------
                                                           Notary Public




My Commission Expires:


January 31, 2001


(SEAL)